Exhibit 10.27

PIPER JAFFRAY COMPANIES

AMENDMENT TO

RESTRICTED STOCK AGREEMENT

Name of Recipient: Brien O’Brien
Total No. of Shares Covered: 361,633	Date of Original Issuance: March 1, 2010

This amendment (this “Amendment”) is entered into as of November 15, 2011 between Piper Jaffray Companies, a Delaware corporation (the “Company”), and the above-named recipient (the “Recipient”).

Recitals

WHEREAS, the Company and the Recipient are parties to a Restricted Stock Agreement dated as of March 1, 2010 (the “Original Agreement”);

WHEREAS, the Company and the Recipient desire to amend the Original Agreement to permit the Recipient to elect, on or before November 15, 2011, to modify the vesting schedule set forth in the Original Agreement; and

WHEREAS, defined terms used but not defined is this Amendment have the meanings given them in the Original Agreement.

NOW, THEREFORE, the Company and the Recipient hereby agree as follows:

1. Election to Modify Vesting Schedule.

(a) On or before November 15, 2011, the Recipient may elect, by delivery of written notice of such election to the Compensation Department of the Company at 800 Nicollet Mall, Minneapolis, MN 55402, to substitute the Amended Vesting Schedule for the Vesting Schedule set forth in the Original Agreement with respect to the Recipient’s unvested Restricted Shares.

(b) The “Amended Vesting Schedule” means:

No. of Shares Which
Vesting Dates	Become Vested as of Such Date
December 1, 2011	87,594
December 1, 2012	87,593
October 1, 2014	87,593

(c) The Amended Vesting Schedule is subject to acceleration pursuant to Section 2(a) of the Original Agreement.

(d) If the Recipient makes a timely and proper election in accordance with Section 1(a) of this Amendment, then the Amended Vesting Schedule shall thereafter be deemed to be the Vesting Schedule for all purposes under the Original Agreement.

(e) If the Recipient does not make a timely and proper election in accordance with Section 1(a) of this Amendment, then the Vesting Schedule set forth in the Original Agreement shall remain unchanged.

2. Continuing Effect. Except as modified by this Amendment, the Original Agreement remains in full force and effect, without change.

[Signature page follows]

IN WITNESS WHEREOF, the Recipient and the Company have executed this Amendment as of the date specified above.

RECIPIENT

/s/ Brien O’Brien
Brien O’Brien

PIPER JAFFRAY COMPANIES

By Andrew S. Duff
Its Chairman & CEO

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